UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2018

Bigfoot Project Investments Inc.

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Bigfoot Project Investments, Inc. 570 El Camino Real NR-150 Redwood City, CA 94063
(Address of principal executive offices)

(415) 518-8494
(Company’s Telephone Number) With a copy to the Company’s legal counsel:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ].	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bigfoot Project Investments Inc.

Form 8-K

Current Report

Item 8.01 Other Events – Payment in Full of Convertible Note

On June 22, 2018, Power Up Lending Group LTD issued the final conversion notice for the loan executed on August 28, 2017. Bigfoot Project Investments Inc., (OTC Pink: BGFT) issued to Power Up Lending Group 31,871,474 shares of common stock to pay the outstanding balance of $1,095 and interest of $4,960.58.

On June 26, 2018, Power Up Lending Group LTD issued a letter to Action Stock Transfer, the transfer agent releasing all shares in reserve for the fully satisfied convertible note.

Item 9.01 Exhibits

Exhibit 10.1 – Power Up Release

Exhibit 10.2 – Notice of Conversion

Exhibit 10.3 – Share Reserve Termination

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigfoot Project Investments, Inc.

Date: July 3, 2018	By:	/s/ Tom Biscardi
Tom Biscardi
Chairman of the Board of Directors